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                                                             EXHIBIT 10.1.11



                                    AMENDMENT
                                       TO
                        iDEN SUBSCRIBER SUPPLY AGREEMENT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                           NEXTEL COMMUNICATIONS, INC.


This Amendment, is between Motorola, Inc. a Delaware corporation ("Motorola") and Nextel Communications, Inc. ("Customer") and amends the iDEN Subscriber Supply Agreement dated as of November 4, 1991, as heretofore amended, modified supplemented or otherwise revised ("Supply Agreement")

        WHEREAS, the parties have mutually agreed to enter into this Amendment to the Supply Agreement in order to encourage efforts to enhance the reputation of iDEN in the United States market place by establishing improvement plans for iDEN subscriber delivery; and

        WHEREAS, this Amendment shall set forth the Supplemental Year 2000 Rebate Program under the Supply Agreement.

        NOW THEREFORE, in consideration of their mutual promises set forth herein and for other good and valuable consideration received by each of them the parties agree to amend the Supply Agreement by adding the following new Sections to the Supply Agreement:

        To allow for enhanced rollout of wireless data service on the Customers networks [ * ] created by the Amendment effective January 1, 1999 will be made by [ * ]

        The Supply Agreement shall remain in full force and effect except as expressly amended hereby. This Amendment is entered into on December 28, 2000.




* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.


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    IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties set forth below.

MOTOROLA , INC.                             NEXTEL COMMUNICATIONS, INC


By: /s/ Charles F. Wright              By:   /s/Thomas J. Sidman
    -------------------------                ---------------------

Name: Charles F. Wright                Name: Thomas J. Sidman
      -----------------                      ----------------

Title:  SV Pres., General Manager      Title:  Senior Vice President
        -------------------------              ---------------------





* Confidential portions omitted and filed separately with the Commission pursuant to an application for confidential treatment pursuant to rule 24b-2 under the Securities Exchange Act of 1934, as amended.